SUPPLEMENT DATED FEBRUARY 9, 2017

TO THE PROSPECTUS, SUMMARY PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION DESCRIBED BELOW

INTEGRITY MANAGED PORTFOLIOS

Kansas Municipal Fund: (Class A) (Ticker: KSMUX)

Maine Municipal Fund: (Class A) (Ticker: MEMUX)

Nebraska Municipal Fund: (Class A) (Ticker: NEMUX)

New Hampshire Municipal Fund: (Class A) (Ticker: NHMUX)

Oklahoma Municipal Fund: (Class A) (Ticker: OKMUX)

(collectively, the “Funds”)

Prospectus dated November 30, 2016 (the “Prospectus”)

Summary Prospectuses dated December 2, 2016 (each a “Summary Prospectus”)

Statement of Additional Information dated November 30, 2015 (the “SAI”)

This Supplement is being provided to notify you that on February 3, 2017, the Board of Trustees of Integrity Managed Portfolios approved Vedder Price P.C. as legal counsel for Integrity Managed Portfolios.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE